Noncontrolling Interest (Tables)	12 Months Ended
Dec. 31, 2023
Noncontrolling Interest [Abstract]
Schedule of Reverse Recapitalization, Ownership Summary
The following table summarizes the economic ownership of AON LLC, for the period beginning September 20, 2023, the Closing Date of the Reverse Recapitalization, and ending December 31, 2023 (Refer to Note 1).

	Period beginning September 20, 2023 and ending December 31, 2023
	AON Inc.	AON LLC Units Legacy AON Stockholders	Total
Beginning of Period	—	—	—
Common Units Issued as of Reverse Recapitalization(1)	6,692,979	28,109,796	34,802,775
Additional Common Units Issued	191	—	191
Repurchases of Common Units	(14,729)	—	(14,729)
Total Common Units as of December 31, 2023	6,678,441	28,109,796	34,788,237
Series A Preferred Units Issued	6,651,610	—	6,651,610
Total Units Issued	13,330,051	28,109,796	41,439,847
End of Period	13,330,051	28,109,796	41,439,847
Allocation of income to controlling and noncontrolling interests	32.2%	67.8%	100.0%
Allocation of losses to controlling and noncontrolling interests(2)	19.2%	80.8%	100.0%

(1)
The 6,692,979 of AON Inc. Common Units issued as of the Reverse Recapitalization excludes 2,839,375 units, which is equivalent to the number of Sponsor Earnout Shares, that do not participate in profits and losses and are not included in the controlling interest percentage.

(2)
As discussed in Note 15, Series A Preferred Stock are considered participating securities for basic and diluted loss per share, but do not participate in losses. As a result, the consolidated net loss of AON LLC, during the period of September 21, 2023 through December 31, 2023, were allocated to the NCI to reflect the absorption of the Legacy AON Stockholders to a portion of the consolidated net loss of AON LLC. Net losses were not attributed to Series A Preferred Stock.